Dreyfus Tax-Smart

      Growth Fund

      SEMIANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Tax-Smart Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax-Smart Growth Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Tax-Smart Growth Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of 1.66% .(1) For the same period, the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -1.67%.(2)

We attribute the market' s modestly negative returns to the effects of the economic recession as well as the well-publicized bankruptcies and accounting irregularities affecting a few major corporations. We are pleased, however, that the fund outperformed its benchmark. This was primarily the result of our long-term perspective and focus on financially strong, blue chip companies.

What was the fund's investment approach during the reporting period?

During the reporting period, the fund sought long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. We evaluated investment opportunities one company at a time in order to identify large, established growth companies that we believed were well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically were selected for what we considered to be sustained patterns of profitability, strong balance sheets, talented management teams,
expanding    global    presence    and    above-average    growth   potential.

Our investment strategy was also predicated on purchasing growth at a price we consider to be justified by a company's fundamentals. Central to our objective of minimizing taxable distributions, we maintained a buy-and-hold investment strategy. This strategy is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As  of  April  15,  2002,  the fund will change its name to Dreyfus Premier Core
Equity Fund. The fund' s fundamental objective will change from its current objective to a new objective that seeks long-term capital appreciation. To pursue this goal, the fund will normally invest at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion. The fund will continue to employ its buy-and-hold strategy and will normally seek to keep the annual portfolio turnover rate below 15%.
However, the fund will no longer be managed in accordance with an express tax-managed objective or strategy (other than the buy-and-hold strategy and low portfolio turnover rate) . The fund's shares are also redesignated as Class A shares and the fund will begin offering Class B, Class C, Class R and Class T shares.

What other factors influenced the fund's performance?

The fund achieved a return above that of its benchmark during the reporting period because of its focus on large-capitalization companies that dominate their industries, are relatively insensitive to the economic cycle and, in our
view,    possess    strong    business    fundamentals.

When the reporting period began, the fund was influenced by slowing economic growth and negative investor sentiment. Both of these factors were intensified by the September 11 terrorist attacks, which effectively pushed the economy into recession. In this uncertain economic and market environment, investors favored relatively defensive stocks -- namely, the health care and consumer staples groups. These types of companies tend to weather downturns relatively well, because their products and services are needed regardless of the economic climate. Holdings in the financial group also benefited the fund's performance as falling interest rates boosted their profits.

The fund' s health care holdings provided the greatest contribution to performance during the reporting period, led by gains in pharmaceutical giants such as Pfizer and Johnson & Johnson, which benefited from the general flight to quality among investors. Consumer-oriented companies also did well. For example, retailer Wal-Mart' s low-cost strategy attracted customers in the weak economy, and the company gained market share after the bankruptcy of a major competitor.


In addition, the fund's lack of exposure to certain sectors and companies aided performance. Because of our emphasis on quality, the fund did not hold any stocks of companies implicated in the reporting period's accounting scandals. And the fund's lack of exposure to technology companies, relative to the S&P 500 Index, benefited relative returns because the technology sector was one of the
reporting    period'   s    worst    performing    sectors.

There were no new positions established during the reporting period. However, we sold the fund's shares of Hewlett-Packard, primarily because we did not believe that the merger of Hewlett-Packard and Compaq Computer would result in higher growth for the combined company over the long term.

What is the fund's current strategy?

We have maintained our long-standing strategy of buying and holding companies that we believe have above-average earnings growth potential, and we have continued to find such opportunities mainly in traditionally defensive areas.

Although we do not attempt to predict near-term changes in the economic cycle, we are aware that recent economic data point to a potential recovery in 2002. Consistent with our long-term perspective and disciplined investment approach, we do not believe that major changes are warranted in anticipation of a rebound. In our view, investors learned valuable and painful lessons during the bear market of 2000 and 2001 and have become reacquainted with risk after the " irrational exuberance" of the late 1990s. If, as we expect, investors continue to focus on quality and business fundamentals when a recovery takes hold, we believe the fund' s blue chip holdings have the potential to benefit over the long term.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.8%                                    Shares       Value ($)
--------------------------------------------------------------------------------

AUTOMOTIVE--.9%

Ford Motor                                              31,045         461,950

BANKING--2.2%

Bank of America                                          3,036         194,152

SunTrust Banks                                          15,000         941,850

                                                                     1,136,002

CAPITAL GOODS--7.8%

Emerson Electric                                        12,000         691,080

General Electric                                        48,000       1,848,000

Honeywell International                                 18,000         686,160

Rockwell Automation                                     20,000         395,000

Rockwell Collins                                        18,500         430,125

                                                                     4,050,365

ENERGY--10.0%

BP Amoco, ADR                                           25,000       1,238,750

ChevronTexaco                                           14,000       1,182,160

Exxon Mobil                                             66,160       2,732,408

                                                                     5,153,318

FINANCE-MISC--10.5%

American Express                                        18,000         656,100

Citigroup                                               33,233       1,503,793

Federal Home Loan Mortgage                              10,000         637,400

Federal National Mortgage Association                   20,000       1,565,000

J.P. Morgan Chase & Co.                                 27,000         789,750

Merrill Lynch                                            6,000         287,700

                                                                     5,439,743

FOOD, BEVERAGE & TOBACCO--11.3%

Coca-Cola                                               30,000       1,421,700

PepsiCo                                                 30,000       1,515,000

Philip Morris Cos.                                      55,000       2,896,300

                                                                     5,833,000

FOOD & DRUG RETAILING--3.1%

Walgreen                                                40,000       1,609,600

HEALTH CARE--17.7%

Abbott Laboratories                                     20,000       1,131,000

Johnson & Johnson                                       35,200       2,143,680

Lilly (Eli) & Co.                                       15,000       1,135,950


COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Merck & Co.                                             25,000       1,533,250

Pfizer                                                  77,850       3,188,736

                                                                     9,132,616

HOTEL RESTAURANTS & LEISURE--1.2%

McDonald's                                              23,000         600,300

HOUSEHOLD & PERSONAL PRODUCTS--3.7%

Colgate-Palmolive                                       16,000         895,680

Procter & Gamble                                        12,000       1,017,480

                                                                     1,913,160

INSURANCE--6.2%

American International Group                            11,580         856,573

Berkshire Hathaway, Cl. A                                   12  (a)    876,000

Berkshire Hathaway, Cl. B                                    6  (a)     14,550

Marsh & McLennan Cos.                                   14,000       1,477,700

                                                                     3,224,823

MEDIA/ENTERTAINMENT--4.9%

AOL Time Warner                                          22,500  (a)   558,000

Fox Entertainment Group, Cl. A                            9,000  (a)   200,700

McGraw-Hill Cos.                                         16,000      1,052,800

Viacom, Cl. B                                            15,000  (a)   698,250

                                                                     2,509,750

RETAILING--3.0%

Wal-Mart Stores                                         25,000       1,550,250

SOFTWARE & SERVICES--2.1%

Microsoft                                               19,000  (a)  1,108,460

TECHNOLOGY HARDWARE & EQUIPMENT--7.8%

Cisco Systems                                           36,000  (a)    513,720

EMC                                                     23,000  (a)    250,700

Intel                                                   76,000       2,169,800

International Business Machines                         11,300       1,108,756

                                                                     4,042,976

TELECOMMUNICATION SERVICES--5.0%

BellSouth                                               26,000       1,007,760

SBC Communications                                      26,080         986,867

Verizon Communications                                  12,000         561,600

                                                                     2,556,227

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

TRANSPORTATION--2.4%

Norfolk Southern                                        15,300         363,987

United Parcel Service, Cl. B                            15,200         895,888

                                                                     1,259,875

TOTAL COMMON STOCKS

   (cost $51,547,731)                                               51,582,415
--------------------------------------------------------------------------------

PREFERRED STOCKS--.2%
--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4428

   (cost $101,138)                                        4,000         86,960
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $51,648,869)                     100.0%     51,669,375

LIABILITIES, LESS CASH AND RECEIVABLES                     (.0%)        (9,724)

NET ASSETS                                               100.0%     51,659,651

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities-
   See Statement of Investments                          51,648,869  51,669,375

Dividends receivable                                                    102,198

Receivable for shares of Common Stock subscribed                         21,000

                                                                     51,792,573
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    52,996

Cash overdraft due to Custodian                                          52,876

Payable for shares of Common Stock redeemed                              27,050

                                                                        132,922
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       51,659,651
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      53,185,305

Accumulated undistributed investment income--net                         72,759

Accumulated net realized gain (loss) on investments                  (1,618,919)

Accumulated net unrealized appreciation
  (depreciation) on investments                                          20,506
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       51,659,651
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,520,243

NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)    14.68

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $961 foreign taxes withheld at source)          439,859

Interest                                                                 1,520

TOTAL INCOME                                                           441,379

EXPENSES:

Management fee--Note 2(a)                                              283,750

Distribution fees--Note 2(b)                                            64,489

Interest expense--Note 4                                                   486

Loan commitment fees--Note 4                                               473

TOTAL EXPENSES                                                         349,198

INVESTMENT INCOME--NET                                                  92,181
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (792,919)

Net unrealized appreciation (depreciation) on investments            1,566,160

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 773,241

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   865,422

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        February 28, 2002      Year Ended
                                        (Unaudited)            August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             92,181             176,785

Net realized gain (loss) on investments          (792,919)           (754,018)

Net unrealized appreciation
   (depreciation) on investments                1,566,160         (10,501,386)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      865,422         (11,078,619)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (180,774)            (65,816)

Net realized gain on investments                       --            (625,258)

TOTAL DIVIDENDS                                  (180,774)           (691,074)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   3,425,929          10,095,291

Dividends reinvested                              170,894             672,120

Cost of shares redeemed                        (5,309,910)         (9,206,768)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (1,713,087)          1,560,643

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,028,439)        (10,209,050)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            52,688,090          62,897,140

END OF PERIOD                                  51,659,651          52,688,090

Undistributed investment income--net               72,759             161,352
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       237,636             620,066

Shares issued for dividends reinvested             11,737              41,058

Shares redeemed                                  (366,302)           (581,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (116,929)             79,841

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                Six Months Ended               Year Ended August 31,
                                                                February 28, 2002           --------------------------
                                                                  (Unaudited)       2001         2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       14.49       17.68       15.64          12.50

Investment Operations:

Investment income--net                                                       .03(b)      .05(b)      .02(b)         .06(b)

Net realized and unrealized

   gain (loss) on investments                                                .21       (3.05)       2.05           3.10

Total from Investment Operations                                             .24       (3.00)       2.07           3.16

Distributions:

Dividends from investment income--net                                       (.05)       (.02)       (.03)          (.02)

Dividends from net realized gain
   on investments                                                             --        (.17)         --             --

Total Distributions                                                         (.05)       (.19)       (.03)          (.02)

Net asset value, end of period                                             14.68       14.49       17.68          15.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                            1.66(c)   (17.10)      13.22          25.26(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .67(c)     1.35        1.35           1.24(c)

Ratio of net investment income
   to average net assets                                                     .18(c)      .30         .14            .26(c)

Portfolio Turnover Rate                                                       --        4.07       11.47             --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     51,660      52,688      62,897         50,430

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Tax-Smart Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 2002, there were no open financial futures contracts.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $70,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regula-

tions which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or the Distributor for shareholder servicing activities and the Distributor for expenses primarily intended to result in the sale of fund shares. During the period ended February 28, 2002, the fund was charged $64,489 pursuant to the Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(d) Brokerage commissions: During the period ended February 28, 2002, the fund incurred total brokerage commissions of $3,346, of which $1,296 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 3--Securities Transactions:

The aggregate amount of sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, was $1,805,187.


At February 28, 2002, accumulated net unrealized appreciation on investments was $20,506, consisting of $5,593,780 gross unrealized appreciation and $5,573,274 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended February 28, 2002, was approximately $44,500, with a related weighted average annualized interest rate of 2.17%.

Note 5--Subsequent Event:

On January 31, 2002, the Board of Directors approved certain changes to the fund, which will become effective on or about April 15, 2002 (the "Effective Date"). As of the Effective Date, the fund's name will change to Dreyfus Premier Core Equity Fund, the fund' s investment objective will change from seeking long-term capital appreciation consistent with minimizing realized capital gains and taxable current income to seeking long-term capital appreciation, the fund's shares will be re-designated as "Class A shares" and the fund will begin offering Class B, Class C, Class R and Class T shares.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Tax-Smart Growth Fund

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  047SA0202